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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2006

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)

            Indiana                      1-5672               13-5158950
  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

                4 West Red Oak Lane
               White Plains, New York                           10604
      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

During his presentation at the Prudential Equity Group Conference on September 26, 2006, Mr. George E. Minnich, Senior Vice President and Chief Financial Officer of ITT Corporation reaffirmed the third quarter 2006 earnings forecast of $0.74 - $0.76 per share, excluding special items but including the impact of FAS 123R; the full year is $2.95 - $3.00 on the same basis, representing a 14-16 percent increase over 2005. Excluding FAS 123R, the 2006 full year earnings per share forecast is $3.04 - $3.09, up 17-19 percent from the prior year. Mr. Minnich said the Company expects third quarter earnings to be at the high end of the range based on current business trends. As previously announced, the company expects to invest the first quarter gains from the disposition of two businesses into restructuring efforts throughout 2006. In addition, the company continues to prepare the Electronic Components' Switches business for disposition and is evaluating the timing of reporting the results of this business in discontinued operations. The Company estimates that the Electronic Components' Switches business will generate approximately $0.12 of earnings per share during 2006.

A copy of this press release is attached and incorporated by reference herein as
Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

 99.1  Press release dated September 27, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT CORPORATION

                                              By:  /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: September 27, 2006

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